UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 17, 2004

SI International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50080	52-2127278
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Sunset Hills Road 8th Floor Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

Exhibit Number	Exhibit

23.1	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

	By:	/s/ Thomas E. Dunn
Thomas E. Dunn
Executive Vice President, Chief Financial Officer and Treasurer

Dated: March 17, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit

23.1	Consent of Ernst & Young LLP